ROCHDALE MAGNA PORTFOLIO
                            ROCHDALE ATLAS PORTFOLIO
                              570 Lexington Avenue
                             New York, NY 10022-6837
                                 (212) 702-3500


         The Rochdale Magna Portfolio (the "Portfolio") is a mutual fund which invests primarily in large companies, as measured by market capitalization, incorporated in the United States. The Portfolio seeks to achieve its investment objective of long-term capital appreciation by investing in securities of companies that meet the fundamental criteria incorporated in the proprietary methodology of Rochdale Investment Management ("Rochdale" or the "Advisor"), including various valuation and financial attributes.

         The Rochdale Atlas Portfolio is a mutual fund with the investment objective of seeking long-term capital appreciation through investment primarily in companies incorporated in countries outside of the United States. The Portfolio seeks to achieve its objective by investing in the most attractive developed and emerging markets as identified through Rochdale's proprietary methodology incorporating valuation, financial, economic, and political attributes.

         There can be no assurance that either Portfolio will achieve its investment objective. This Prospectus sets forth basic information about the Portfolios that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated July 7, 1998 as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Portfolios at the address given above.

                                TABLE OF CONTENTS

         Fees and Expenses of the Portfolio2 Investment Objective, Policies and Risks4 Management and Administration12 How to Invest in the Portfolios14 How to Redeem an Investment in the Portfolios16 Services Available to the Portfolios' Shareholders17 How the Portfolios' Per Share Value is Determined18 Distributions and Taxes18 General Information19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSECTUS ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          Prospectus dated July 7, 1998

                       FEES AND EXPENSES OF THE PORTFOLIOS

         Expenses are one of several factors to consider when investing in the Portfolios. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Portfolios. Actual expenses may vary from those shown; however, Rochdale will reduce its fees and may absorb or reimburse the Portfolios for certain expenses to the extent necessary to limit total annual fund operating expenses to the amounts indicated in the table. Shares will be redeemed at net asset value per share.


BOTH PORTFOLIOS
Shareholder Transaction Expenses
Sales Load Imposed on Purchases                                        None
Sales Load Imposed on Reinvested Dividends                             None
Deferred Sales Load                                                    None
Redemption Fees                                                        2.00%*


Maximum Annual Portfolio Operating
Expenses (As a percentage of                         Rochdale Magna             Rochdale Atlas
average net assets)                                  Portfolio                  Portfolio

Advisory Fees                                        1.00%                      1.00%

12b-1 Expenses                                       0.25%**                    0.25%**

Other Expenses                                       1.25%**                    1.50**
(after reduction)

Maximum Total Portfolio Operating
Expenses                                             2.50%**                    2.75%**
(after reduction)

*A fee of 2% of the amount redeemed is charged on redemptions of shares held for eighteen months or less. The fee is payable to the Portfolios and is intended to benefit the remaining investors.

**Rochdale has undertaken to reduce its fees or make payments of fund expenses to assure that the annual ratios of operating expenses to average net assets will not exceed 2.50% for the Rochdale Magna Portfolio and 2.75% for the Rochdale Atlas Portfolio. With ' out Rochdale's undertaking, it is estimated that "Other Expenses" in the above table would be 1.75% for the Rochdale Magna Portfolio and 2.00% for the Rochdale Atlas Portfolio and "Total Operating
Expenses" would be 3.00% for the Rochdale Magna Portfolio and 3.25% for the Rochdale Atlas Portfolio. If Rochdale does waive fees or pay fund expenses, the Portfolios may reimburse Rochdale within the following three years. See "Management and Administration."Each Portfolio has adopted a Distribution Plan under which it may pay Rochdale a fee at an annual rate of up to 0.25% of the Portfolio's net assets for distribution expenses and services. Over an extended period of time, a long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD"). This is recognized and permitted by the NASD. At this time Rochdale has determined that no 12b- I fee will be assessed for the first year of the Portfolios' operations.

Example of Portfolio Expenses

         This table illustrates the net transaction and operating expenses that would be incurred for an investment in each Portfolio over different time. periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                                                   Rochdale
                  Rochdale Magna                     Atlas
                  Portfolio                          Portfolio

                  With              Without          With              Without
                Redemption        Redemption       Redemption        Redemption

One Year          $46               $25              $48               $28

Three Years       $78               $78              $85               $85


         The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown. In addition, federal regulations require the Example to assume a 5% annual return, but a Portfolio's actual return may be higher or lower. See "Management of the Portfolios."

         The Portfolios are diversified series of Rochdale Investment Trust (the "Trust"),an open-end management investment company. They are "mutual funds" offering redeemable shares of beneficial interest. Shares of the Portfolios may be purchased at their net asset value per share. The minimum initial investment in each Portfolio is US $25,000 with subsequent investments of US $10,000 or more. Shares will be redeemed at net asset value (less a redemption fee of 2% on shares redeemed that have been held for eighteen months or less).

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


ROCHDALE MAGNA PORTFOLIO

Investment Objective. The Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio seeks capital appreciation in excess of an appropriate comparison measured by a broad market index such as the Standard & Poor's 500 ("S & P 500"). The Portfolio seeks to invest in equity securities of companies that meet the fundamental criteria incorporated in Rochdale's proprietary methodology, including various-valuation and financial attributes. Investments in common stocks are emphasized, but the Portfolio also may buy other types of equity securities, including preferred stocks, convertible securities or warrants.

         The Portfolio selects securities deemed priced at attractive levels relative to securities of industry peers and of the broad market. Rochdale's. company selection process focuses on companies whose securities are trading at reasonable levels relative to their anticipated growth rates. Our investment style of seeking well-managed companies at attractive relative valuations is best described as "GARP" or Growth at a Reasonable Price.

         Under normal conditions, the Portfolio seeks to achieve its objective by investing at least 65% of its total assets in equity securities, primarily common stocks of domestic large-capitalization companies, defined as those incorporated within the United States and with a market capitalization in excess of $1 billion. The Portfolio generally invests the remaining 35% in a similar manner, but may also invest in depository receipts and securities convertible into equity securities such as warrants, convertible bonds, debentures or
convertible   preferred  stocks)  of  publicly  traded  companies  of  any  size worldwide.

         The Portfolio may invest up to 25% of its total assets in securities of companies in foreign developed markets and up to 15% of its total assets in securities of companies in emerging markets.
See "Foreign Securities and Emerging Markets" below.

         While not an objective, the Portfolio uses the S & P 500 Index as the benchmark for the broad market against which the performance of the Portfolio is measured. Like all mutual funds, there can be no assurance that the Portfolio's investment objective will be attained.

Investment Policies. The Portfolio is designed for individuals and institutions who can benefit from investing in growth companies at reasonable prices for their large-capitalization domestic equity allocation. It is the policy of the Portfolio to invest primarily in securities that are listed on a securities exchange or have an established over-the-counter market.

In connection with the Portfolio's focus on long-term capital appreciation, Rochdale employs "tax-sensitive" strategies, such as tax-lot accounting and lower turnover, to manage the Portfolio with timing of sales so as to minimize the impact to shareholders of short-term capital gains. However, the Portfolio will dispose of a security, regardless of the time it has been held, to avoid anticipated reduction of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains.

         Portfolio turnover is not expected to exceed an annual rate of 50% under normal market conditions. Rochdale attempts to keep turnover low in order to reduce trading and brokerage costs which the Portfolio must pay. Higher rates of portfolio turnover may result in additional brokerage commissions or expenses to the Portfolio, as well as a reduction in investors' after-tax returns.

Investment Strategy. In managing the Portfolio, Rochdale draws a distinction between stocks which are efficiently valued by the marketplace and those which are not. Rochdale seeks to add value through a consistent, disciplined, and quantitative application of an investment methodology to identify reasonably priced companies with attractive long term growth characteristics. We seek to identify excellent companies which are temporarily out of favor but possess strong growth prospects over the long term as demonstrated by fundamental factors including earning power, profit margins, revenue growth, asset growth, and cash flows.

         In managing the Portfolio, Rochdale employs a quantitative approach. We apply a multi-factor process and proprietary measures of valuation to identify securities that are attractively valued. Quantitative criteria are used in evaluating a company's potential as a prospective investment opportunity.

         Rochdale has developed a proprietary methodology that identifies attractively valued companies according to its proprietary multi-factor valuation methodology. The multi-factor methodology is used to evaluate companies based on their fundamentals, including earnings, revenues, cash flows, and valuation, and is designed to identify those stocks which satisfy the Portfolio's long term goal of growth at a reasonable price. In evaluating companies, the multi- factor methodology incorporates a number of fundamental factors including the following:

         -Revenue Growth
         -Profit Margin
         -Franchise Margin
         -Valuation Metrics
         -Discounted Cash Flow
         -Price to Earnings Growth Rate
         -Price to Sales Ratio


The most attractive companies as determined by the multi-factor methodology are selected for or retained in the Portfolio. A stock is sold because (a) the fundamental factors have become unattractive, (b)the valuation exceeds our reasonable price parameters, (c) the position exceeds our diversification parameters, or (d) it is displaced by a more attractive stock.

         Companies are evaluated within their respective industries as well as within the overall investment universe. The Portfolio can invest in any industry, will hold a broadly diversified portfolio across several industries, and will not concentrate 25% or more of total assets in any single industry as an ongoing policy. Under normal market conditions, the Portfolio expects to hold a minimum of 50 positions, with no maximum number. The Portfolio does not expect to hold more than 5%, at cost, of its total assets in the securities of any one issuer.

ROCHDALE ATLAS PORTFOLIO

Investment Objective. The Portfolio's investment objective is long-term capital appreciation, which it seeks by investing in companies within those countries which Rochdale has identified as the most attractive among developed and emerging Foreign markets. A country's relative attractiveness is based on valuation measures and financial and economic attributes incorporated in Rochdale's proprietary methodology. The Portfolio seeks capital appreciation in excess of an appropriately weighted benchmark measuring the performance of developed and emerging market countries in Rochdale's investment universe. The Morgan Stanley Capital International ("MSCI") World-ex U.S. Index is used as the benchmark for the broad market against which the performance of the Portfolio is measured.

         The Portfolio invests in securities of issuers in foreign countries, both developed and emerging. For a discussion of various risks associated with investing in foreign and emerging market securities, see "Foreign Securities and Emerging Markets" at page 9.

         The Portfolio maintains investments in at least five markets, except during defensive periods. For the foreign developed markets, the country universe from which the Portfolio selects securities includes Canada plus those countries included in the MSCI Europe, Australasia, and Far East Index ("MSCI EAFE"), except Malaysia and Portugal, which the Rochdale considers emerging markets. There may be additional developed countries included in the Portfolio that may not be classified by MSCI EAFE. For emerging markets, the Portfolio will generally select securities of companies in countries that are considered to be emerging by the United Nations or the International Finance Corporation ("IFC"), or are otherwise regarded by their authorities as emerging. Currently, the countries included in the Portfolio's emerging market universe include Argentina, Brazil, Chile, Greece, India, Indonesia, Israel, Malaysia, Mexico, the Philippines, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey. In the future, the Portfolio may invest in other emerging market countries.

         Under normal conditions, the Portfolio seeks to achieve its objective by investing at least 65% of its total assets in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs") (collectively "depository receipts"), wan-ants, con ' vertible bonds, debentures and convertible preferred stocks. The Portfolio generally invests the remaining 35% in a similar manner, but may invest those assets in equity or debt securities of companies in countries worldwide. The Portfolio invests a minimum of 40%, at cost, in developed market securities and may invest up to 60% in emerging market securities, as deemed appropriate by Rochdale. It is expected that the majority of companies whose securities are held by the Portfolio will have a market capitalization of $200 million or more.

         The Portfolio seeks to benefit from economic and other developments in foreign countries or regions as well as relative valuation differences among foreign markets. The objective of the Portfolio reflects our belief that investment opportunities result from evolving long-term international trends favoring more market-oriented economies, especially markets considered emerging. This trend may be facilitated by local or international political, economic, or financial developments that could benefit the capital markets of such countries. Certain of these countries, which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investment Policies

         The Portfolio is designed for individuals and institutions who can benefit from allocating a portion of their portfolio to a broader investment universe comprised of securities in foreign developed and emerging markets. These markets offer the opportunity to invest in countries whose levels of economic development differ from that of the United States, or whose markets may have low correlation with the United States. The companies and countries in which the Portfolio invests may experience more potential for rapid growth than companies in the United States. In addition, these companies, when combined with an investors other investments, may broaden portfolio representation in a manner that could lead to lower overall portfolio volatility. Rochdale believes that the portion of an investor's portfolio allocated to foreign investing should be made expecting to remain invested for five or more years.

         Rochdale will change the composition of the Portfolio as the relative attractiveness of countries shifts. This may at times cause the Portfolio to undergo changes as a result of conditions in the financial markets or economies ofthe foreign developed and emerging markets. Although the objective of the Portfolio is long-term capital appreciation, the Portfolio will dispose of a security, regardless of the time it has been held, to avoid anticipated reduction in value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is not expected to exceed an annual rate of 1 00% under normal circumstances.
Higher rates of portfolio turnover may result in additional brokerage commissions or expenses to the Portfolio, as well as a reduction in investors' after-tax returns.

     Investment Strategy. In managing the Portfolio, Rochdale focuses on those countries within each category, foreign developed or emerging markets, that appear attractively valued relative to other countries within that group. Rochdale employs a proprietary quantitative methodology comprising several valuation, financial, and economic factors for each country to arrive at a composite rating for that country which takes each of these factors into account.

The factors in this process include:

                  -Price to Book Value
                  -Price to Earnings, Trailing
                  -Price to Earnings, Forecasted
                  -Earnings Yield Gap
                  -GDP Growth Rate Forecast
                  -Current Account to GDP
                  -Revision Ratio

         The methodology employed ranks each of the countries on a periodic basis. Based on the rankings for each country, the Portfolio allocates a certain percentage of the portfolio to those higher ranked countries. The weighting allocated to each country is determined by a proprietary method which takes into account the market capitalization and the composition of the countries selected by the Portfolio. Country selection process tends to focus on those countries that are attractive from a valuation perspective, and thus to countries that may be experiencing or have experienced declines in stock market value or economic growth in recent periods. The Portfolio invests in companies representing a minimum of five countries and can be expected to be invested in up to 15 or more countries in its portfolio under normal conditions.

         A portfolio optimization process determines the specific securities that are selected from each country to represent each selected country's return. Factors used to select stocks within the countries include:

                  -Market capitalization
                  -Liquidity
                  -Volatility
                  -Growth
                  -Earnings/Price
                  -Industry

         The Portfolio can invest in any industry, will seek to hold a broadly diversified portfolio across several industries, and will not concentrate 25% or more of total assets in any single industry as an ongoing policy.

RISK FACTORS

         All investments involve risk, and there can be no guarantee against loss resulting from an investment in the Portfolios, nor can there by any assurance that the Portfolios' investment objectives will be attained. As with any investment in securities, the value of and return from an investment in the Portfolios can decrease as well as increase depending on a variety of factors which may affect the value and return generated by the Portfolios' portfolio securities, including general economic conditions and market factors. To the extent the Portfolios invest in undervalued companies, there may be a substantial time period before the securities of such companies return to price levels believed by Rochdale to represent their true value. To the extent the Portfolios invest in fixed-income securities, their value generally rises during periods of falling interest rates but falls during periods of rising interest rates, and are subject to credit risk relative to the ability of the issuer to repay principal and interest. An investment in the Portfolios is therefore more appropriate for long-term investors who can bear the risk of short-term fluctuations in principal and net asset value.


Foreign Securities and Emerging Markets

         Both Portfolios may invest, and the Rochdale Atlas Portfolio will emphasize investments, in securities of foreign issuers, including those of companies in emerging foreign markets. There are various risks associated with such investments.

         Since foreign securities are normally denominated and traded in foreign currencies, the value of fund assets may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States. Currently hedging is not expected as a normal part of the Portfolios' operations.

         The securities of some foreign companies are less liquid, and at times more volatile, than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks, such as delay in payment or delivery of securities or in the recovery of find assets held abroad, and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

         Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

         Prior Government approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and approval in some foreign countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation.

         The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." Political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume, and relative inexperience of the people managing and working in the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative, and in non-geographically diverse emerging markets as especially speculative.


OTHER INVESTMENT PRACTICES USED BY THE PORTFOLIOS

Short-term Investments

         At times, the Portfolios may invest in short-term cash-equivalent securities. These consist of high quality debt obligations maturing in one year or less from the date of purchase, such as securities issued by the U.S. Government, its agencies and instrumentalities, certificates of deposit, banker's acceptances and commercial paper. High quality means that the obligations have been rated at least A-1 by S&P or Prime-I by Moody's Investor's Service, Inc. (Moody's), that the issuer has an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in Rochdale's opinion.

Fixed-Income Securities

         Although equity securities are the primary focus for the Portfolios, they may also hold fixed-income securities when Rochdale believes that opportunities for long-term capital growth exist. The Portfolios' investments in corporate fixed-income securities of domestic and foreign issuers are limited to corporate debt securities (bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in Rochdale's view, comparable in quality to corporate debt securities in which the Portfolio may invest.

         The Portfolios may invest up to 25% of their assets in securities rated B or better by Moody's or Standard & Poor's. Securities rated BBB or better by S & P or Baa and higher by Moody's are considered investment grade, but those rated BBB or Baa may have speculative characteristics and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities.

         The Portfolios may invest in securities rated below investment grade by Moody's and S &

P, but not rated below B. These securities have speculative characteristics, including the possibility of default or bankruptcy of their issuers, market price volatility based on interest rate sensitivity, and limited liquidity of their trading markets. Because of these characteristics, the market for such securities could be disrupted by an economic downturn adversely affecting the issuer's ability to repay principal and interest, the security's market value, and the portfolios' net asset values.

Investment Companies

         Consistent with the provisions of the Investment Company Act of 1940 (the "1940 Act"), the Portfolios may invest in the securities of other investment companies. As a shareholder 'm any investment company, a Portfolio will bear its ratable share of such company's expenses, including its advisory and administration fees.

Securities Lending

         Each Portfolio is authorized to make loans of its portfolio securities to broker-dealers or other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain collateral equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Portfolio will receive any interest or dividends paid on the loaned securities and a fee or portion of the interest earned on the collateral. The risks in lending portfolio securities include possible delay in receiving additional collateral or in recovery of the securities, or possible limitation or loss of rights in the collateral should the borrower fail financially. The Portfolio will make loans of securities only to firms deemed by Rochdale to be of good standing and fully creditworthy.

Year 2000
         Like other mutual funds and financial and business organizations around the world, the Portfolios could be adversely affected if the computer systems used by them, Rochdale and other service providers and entities with computer systems that are linked to Portfolio records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Portfolios and Advisor are taking steps that are reasonably designed to address the Year 2000 issue with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

         The Portfolios have adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Portfolios' investment objectives, certain of these restrictions are fundamental and may be changed only by a majority vote of a Portfolio's outstanding shares.


                          MANAGEMENT AND ADMINISTRATION

         The Board of Trustees of the Trust establishes the Portfolios' policies and supervises and reviews the management of the Portfolios.

Investment Advisor

         Rochdale Investment Management Inc. 570 Lexington Avenue, New York, NY 10022-6837, acts as investment advisor to the Portfolios pursuant to the Investment Advisory Agreement. Rochdale provides investment advisory services to individual and institutional investors and manages more than $500 million in assets. Rochdale was founded in 1986 and is controlled by Mr. Carl Acebes. Rochdale is affiliated with Rochdale Securities Corporation, a New York Stock Exchange member firm serving major corporate pension funds.

         Mr. Carl Acebes and Mr. Garrett R. D'Alessandro, CFA, are the Portfolios' portfolio managers. Mr. Acebes has been Chairman and Chief Investment Officer of Rochdale since its founding. Mr. D'Alessandro, who joined Rochdale in 1986, is the fn-m's President, Chief Executive Officer and Director of Research. Mr. Acebes and Mr. D'Alessandro determine those companies that satisfy the firm's investment criteria for inclusion in the Portfolios' holdings and direct the efforts of the fn-m's research analysts, as well as develop Rochdale's proprietary analysis frameworks and multi-factor models.

         Rochdale provides the Portfolios with advice on buying and selling securities, manages the investments of the Portfolios, furnishes the Portfolios with office space, and provides certain of the personnel needed by the Portfolios. As compensation, each Portfolio pays Rochdale a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

         Investment Company Administration Corporation (the "Administrator") acts as the Portfolios' Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios' custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses; and reviews the Portfolios' expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at the rate of 0.10% annually of average net assets, with a minimum annual fee per Portfolio of $40,000.

         Each Portfolio is responsible for its own operating expenses. Rochdale has agreed to limit the Rochdale Magna Portfolio's operating expenses to assure that its annual ratio of operating expenses to average net assets ("expense ratio") will not exceed 2.50% and the Rochdale Atlas Portfolio's expense ratio so that it will not exceed 2.75%. Rochdale also may waive fees or reimburse additional amounts to the Portfolios at any time in order to reduce the Portfolios' expenses. Reductions made by Rochdale in its fees or payments or reimbursement of expenses which are the Portfolios' obligation are subject to reimbursement within the following three years by the Portfolios provided that the Portfolios are able to do so and remain in compliance with applicable expense limitations then in effect.

         Rochdale considers a number of factors in determining which brokers or dealers to use for the Portfolios' portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which Rochdale may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, Rochdale may consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Portfolios' portfolio transactions. Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Portfolios intend to place eligible portfolio transactions through their affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board of Trustees pursuant to the Investment Company Act of 1940 (the "1940 Act") and related rules.

DISTRIBUTION PLAN

         The Portfolios  have adopted a distribution  plan pursuant to Rule 12b-
1. The Plan provides that the Portfolios may pay for distribution and related expenses of up to an annual rate of 0.25% of each Portfolio's average net assets to Rochdale as distributor. Expenses permitted to be paid by the Portfolios under the Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolios' shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to Portfolio shareholders; and such other expenses related to the distribution of the Portfolios' shares. Rochdale does not expect to assess a 12b- I fee during the first year of Portfolio operations.

         Plan payments will be reviewed by the Trustees. However, it is possible that at times the amount of Rochdale's compensation could exceed Rochdale's distribution expenses, resulting in a profit to Rochdale. If the Plan is terminated, the Portfolios will not be required to make payments for expenses incurred after the termination.


                           HOW TO INVEST IN THE FUNDS

         The minimum initial investment in each Portfolio is $25,000. Subsequent investments must be at least $ 10,000. Rochdale also acts as Distributor of the Portfolio's shares. Rochdale may, at its discretion, waive the minimum investment requirements. In addition to cash purchases, subj ect to Rochdale's discretion, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the particular Portfolio's objective and it is otherwise acceptable to Rochdale.

         Shares of the Portfolios are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. Orders received after the time of the determination of a Portfolio's net asset value will be entered at the next calculated net asset value. Investors may be charged a fee by a broker or agent if they use such intermediaries to effect a transaction.

         Investors  may purchase  shares of the  Portfolios by check or wire: By
Check: For initial investments, an investor should complete the Portfolios' Account Application (included with this Prospectus). The completed application, together with a check payable to "Rochdale Magna Portfolio" or the "Rochdale Atlas Portfolio" should be mailed to the Portfolios at P.O. Box____ Boston, MA 02105-____ . For purchases by overnight mail, please contact the Portfolio at
(212) 702-3500 for instructions. Investment advisory clients of Rochdale should contact Rochdale directly for investment instructions.

         A stub is attached to the account statement sent to shareholders after each transaction. For subsequent investments the stub should be detached from the statement and, together with a check payable to "Rochdale Magna Portfolio," or "Rochdale Atlas Portfolio" and mailed in the envelope provided at the address indicated above. The investor's account number should be written on the check. Investment advisory clients of Rochdale should contact Rochdale directly regarding subsequent investments.

By Wire: For initial investments, before wiring the Portfolios an investor should call (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading in order to receive an account number. It is necessary to notify the Portfolios prior to each wire purchase. Wires sent without notifying the Portfolios could result in a delay of the effective date of purchase. The Portfolios' Transfer Agent will request the investor's name, address, taxpayer identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to : State Street Bank, ABA #01 1000028, for credit to Rochdale Magna Portfolio, DDA #58407743 or Rochdale Atlas Portfolio, DDA. #58407750, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Portfolio and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that a Portfolio's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. The investor should also write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

         It is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting Portfolios in this manner and from their own banks about any fees that may be imposed.

Other Purchase Information. Payments of redemption proceeds will not be made with respect to any shares of the Portfolios purchased with an initial investment made by wire until one business day after the completed Account Application is 'received by the Portfolios. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Portfolios and the Distributor reserve the right to reject any purchase order in whole or in part.

         If a fully completed application or wire order, together with payment made directly to the order of the Portfolio in U.S. dollars, is received by the Transfer Agent by the close of trading on the NYSE (currently 4:00 p.m., New York City time), Portfolio shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Portfolio shares will be purchased at the offering price determined as of the close of trading on the NYSE on the next business day.

         Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the maximum rate, currently 31% on taxable distributions and proceeds of redemptions. See the Portfolios' Account Application for further information concerning this requirement.

         The Portfolios are not required to issue share certificates. All shares are normally held in non-cerficated form registered on the books of the
Portfolios  and  the   Portfolios'   Transfer  Agent  for  the  account  of  the
shareholder.



                    HOW TO REDEEM AN INVESTMENT IN THE FUNDS

Shareholders have the right to have all or any portion of the outstanding shares in their account redeemed at their current net asset value on each day the NYSE is open for trading, subject to a 2% redemption fee imposed on redemptions of shares within eighteen months of purchase. This fee is paid to the Portfolios and is designed to reduce transaction costs and disruptive effects of short-term investment in the Portfolios. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption. A written request for redemption must be received by the Portfolios' Transfer Agent in order to constitute a valid tender for redemption. Requests for redemption of fund shares should be mailed to the Portfolios at P.O. Box_____ ., Boston, MA 02105-_____ . To protect the Portfolios and their shareholders, a signature guarantee is required for certain transactions, including redemptions of amounts of $5,000 or more. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least

$100,000.  Credit  unions  must be  authorized  to issue  signature  guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor. Investment advisory clients of Rochdale should contact Rochdale directly for instructions on how to redeem shares.

Telephone Redemption. Shareholders who complete the Redemption. by Telephone portion of the Portfolios' Account Application may redeem shares on any business day the NYSE is open by calling the Portfolios Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $ 1,000 (wire charges, if any, will be deducted from redemption proceeds).

         By establishing telephone redemption privileges, a shareholder authorizes the Portfolios and the Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Portfolios and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these procedures are followed, neither the Portfolios nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Portfolios may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

         Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

Other Redemption Information. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Portfolios may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. In the case of shares purchased by check and redeemed shortly after purchase, the Portfolios will not mail redemption proceeds until they have been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal Portfolios wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

         Due to the relatively high cost of maintaining smaller accounts, the Portfolios reserve the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $ 10,000. If the Portfolios determine to make such an involuntary redemption, the shareholder will first be notified that the value of the account is less than $1 0,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $10,000 before the Portfolios take any action.


               SERVICES AVAILABLE TO THE PORTFOLIOS' SHAREHOLDERS

Retirement Plans. The Portfolios offer prototype Individual Retirement Account ("IRA") and Roth IRA plans, and information is available from the Distributor or from your securities dealer with respect to other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan. Automatic Investment Plan. For the convenience of shareholders, the Portfolios offer an automatic investment plan whereby a preauthorized amount is automatically drawn on the shareholder's personal checking account each month (but not less than $1000). Upon receipt of the withdrawn funds, a Portfolio automatically invests the money in additional shares of the Portfolio at the current offering price. Applications for this service are available from the Transfer Agent. There is no charge by the Portfolios for this service. The Portfolios may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

Automatic Withdrawals. As another convenience, the Portfolios offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account in a Portfolio must have shares with a value of at least $25,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $1000. This Program may be terminated or modified by a shareholder or the Portfolios at any time without charge or penalty.

         A withdrawal under the Systematic Withdrawal Program is treated as a redemption ofshares, is subject to applicable redemption fees, and may result in a gain or loss for federal income tax purposes. In addition, if the amounts withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.


                HOW THE PORTFOLIOS' PER SHARE VALUE IS DETERMINED

         The net asset value of a Portfolio share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that Exchange is open for trading. Net asset value per share is calculated by dividing the value of each Portfolio's total assets, less its liabilities, by the number of Portfolio shares outstanding.

         Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.

         The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuation in the value of such currencies in relation to the U.S. dollar may affect the value of the Portfolios' shares even without any change in the foreign currency denominated values of such securities.

                             DISTRIBUTIONS AND TAXES

Dividends and Distributions. Any dividends from net investment income (which includes realized short-term capital gains) are declared and paid at least annually. Any undistributed long-term net capital gains realized during the 12-month period ended each October 3 1, as well as any additional undistributed capital gains realized during the Portfolios' fiscal year, will also be distributed to shareholders on or about December 31 of each year.

         Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of a Portfolio at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that distributions be made in cash. Any dividend or distribution paid by a Portfolio has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be' subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. The Portfolios intend to qualify and elect to be treated as a regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolios continue to so qualify, and as long as they distribute all of their income each year to the shareholders, the Portfolios will not be subject to any federal income tax or excise taxes based on net income. Distributions made by the Portfolios will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Any long-term or mid-term capital gain distributions are taxable to shareholders as long-term capital gains, respectively, regardless of the length of time shares have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Portfolios' distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investing in the Portfolios.


                               GENERAL INFORMATION

The Trust. The Portfolios are series of Rochdale Investment Trust (the "Trust"). The Trust was organized as a Delaware business trust on March 10, 1998. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time classify shares and issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shareholder Rights. Shares issued by the Portfolios have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each Portfolio and to the net assets of each Portfolio upon liquidation or dissolution. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Portfolios may publish total return in advertisements and communications to investors. Total return information will include a Portfolio's average annual compounded rate of return over the most recent year and over the period from the Portfolio's inception of operations. The Portfolios may also advertise aggregate and average total return information over different periods of time. A Portfolio's total return will be based upon the value of the shares acquired through a hypothetical $ 1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Portfolio income, and any applicable sales charges. Investors should note that the investment results of the Portfolio will fluctuate over time, and any presentation of a Portfolio's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Custodian and Transfer Agent; Shareholder Inquiries. State Street Bank & Trust Company serves as custodian of the Portfolios' assets and its transfer and dividend disbursing agent. Shareholder inquiries should be directed to the Portfolios at 212-702-3500.

Advisor and Distributor
Rochdale Investment Management Inc. 570 Lexington Ave.
New York, NY 10022-6837

Custodian, Transfer and Dividend Disbursing Agent
State Street Bank & Trust Company
1776 Heritage Drive
N. Quincy, MA 02171

Auditors
Tait, Weller & Baker 8 Penn Center Plaza Philadelphia, PA 19103

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP 345 California St.
San Francisco, CA 94104

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 7, 1998


                            ROCHDALE MAGNA PORTFOLIO
                            ROCHDALE ATLAS PORTFOLIO


                              570 Lexington Avenue
                             New York, NY 10022-6837
                                 (212) 702-3500


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio (the "Portfolios"). A copy of the prospectus of the Portfolios dated July 7, 1998 is available by calling the number listed above or (212) 633-9700.


                                                 TABLE OF CONTENTS


The Trust.....................................................................................................................B-2
Investment Objective and Policies............................................................................................B-2
Investment Restrictions......................................................................................................B-5
Distributions and Tax Information...........................................................................................B-6
Trustees and Executive Officers................................................................................................B-8
The Portfolio's Investment Advisor..........................................................................................B-9
The Portfolio's Administrator................................................................................................B-10
The Portfolio's Distributor........................................... .......................................................B-10
Execution of Portfolio Transactions.........................................................................................B-11
Additional Purchase and Redemption Information................................................................B-12
Determination of Share Price...................................................................................................B-13
Performance Information......................................................................................................B-14
General Information...........................................................................................................B-15
Statement of Assets and Liabilities...........................................................................................B-16

                                                     THE TRUST


         Rochdale Investment Trust (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust may consist of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the initial series of the Trust, the Rochdale Magna Portfolio and Rochdale Atlas Portfolio. Rochdale Investment Management Inc. ("Rochdale") is the Portfolio's investment advisor.


                                         INVESTMENT OBJECTIVE AND POLICIES

         The Portfolios are mutual funds with an investment objectives of long-term capital appreciation. The following discussion supplements the discussion of the Portfolios' investment objectives and policies as set forth in the Prospectus. There can be no assurance that the objectives of the Portfolios will be attained.

Depositary Receipts

         The Portfolios may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Portfolios may also hold American Depository Shares ("ADSs"), which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. For purposes of the Portfolios' investment policies, the Portfolios' investments in ADRs, ADSs, EDRs, GDRs and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Repurchase Agreements

         The Portfolios may enter into repurchase agreements in order to earn income on available cash, or as a defensive investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Portfolio engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolios intend to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit worthy registered securities dealers with all such transactions governed by procedures adopted and regularly reviewed by the Trust's Board of Trustees. Rochdale monitors the creditworthiness of the banks and securities dealers with whom the Portfolios engage in repurchase transactions.

         If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolios will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolios might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

         Each Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Rochdale does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Portfolios will segregate liquid assets equal in value to commitments for when-issued securities, which reduces but does not eliminate leverage.

Options and Futures

         The Portfolios may purchase and write call and put options on securities, securities indexes, and foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolios may use these techniques to hedge against changes in securities prices, foreign currency exchange rates or as part of its overall investment strategy. The Portfolios segregate liquid assets to cover obligations under options and futures contracts to reduce leveraging.

         The Portfolios may buy or sell interest rate futures contracts and options on interest rate futures contracts for the purpose of hedging against changes in the value of securities owned. The Portfolios will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on a Portfolio's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Portfolio's total assets.

         There are risks involved in the use of options and futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the securities held by the Portfolios. This may cause the futures or options to react differently from the Portfolios' portfolio securities to market changes. In addition, Rochdale could be incorrect in its expectations for the direction or extent of market movements. In these events, the Portfolios could lose money on the options of futures contracts. It is also not certain that a secondary market for positions in options or futures contracts will exist at all times, although Rochdale will consider liquidity before entering into these transactions.

Illiquid Securities

         Each Portfolio may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between a Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline.

         Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not deemed illiquid for purposes of this limitation. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rochdale will monitor the liquidity of such securities subject to review by the Board of Trustees.

         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to Rochdale. Factors encompassed in the evaluation of liquidity, include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Rochdale will monitor the liquidity of securities in the Portfolios' portfolios and report periodically on such decisions to the Board of Trustees, consistent with the guidelines established for making liquidity determinations.




                                              INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. Neither Portfolio may:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of total assets (at the lower of cost or fair market value; any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings and no investments may be made while any borrowings are in excess of 5% of total assets).

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

         4. Purchase or sell real estate, or commodities or commodity contracts, except that a Portfolio may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options.

         5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

         6. Issue senior securities, as defined in the 1940 Act except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, (b) entering into repurchase transactions, or (c) engaging in options or futures transactions.

         7. Invest in any issuer for purposes of exercising control or management.

         Each Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Neither Portfolio may:

         8. Invest in securities of other investment companies except as provided for in the Investment Company Act of 1940.

         9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

         If a percentage restriction set forth in the prospectus or in this Statement is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except with respect to borrowing and illiquid securities, or as otherwise specifically noted.


                                         DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, each Portfolio expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the one-year period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by a Portfolio is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions made during the preceding calendar year.

Tax Information

         Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio expects to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Each Portfolio's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term and mid-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, each Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal excise tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of a Portfolio.

         The Portfolios may write, purchase, or sell certain option and futures contracts. Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. Unless a Portfolio is eligible to make and makes a special election, such contracts that are "Section 1256 contracts" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Portfolio's transactions in option, futures, and foreign currency contracts. Under Section 1092 of the Code, the Portfolios may be required to postpone recognition for tax purpose of losses incurred in certain closing transactions.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Portfolio designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

         Any long-term capital gain distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         Under the Code, the Portfolios will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of a Portfolio's shares may be subject to withholding of federal income tax at the current maximum Federal tax rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Portfolios with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolios with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Portfolios reserve the right to refuse to open an account for any person failing to certify the person's taxpayer identification number.

         Neither Portfolio will be subject to tax in the State of Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

         Generally, a credit for foreign taxes may not exceed the shareholder's U.S. federal income tax (determined without reward to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of distributions paid by a Portfolio from foreign source income will be treated as foreign source income. A Portfolio's gains from the sale of securities will generally be treated as derived from U.S. sources, and certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of foreign income taxes paid by the Portfolios.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolios, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income ta treaty) on amounts constituting ordinary income.


                                         TRUSTEES AND EXECUTIVE OFFICERS x

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their ages and affiliations and principal occupations for the past five years are set forth below.

Carl Acebes,* 51, Chairman and Trustee

         570 Lexington Ave, New York, NY 10022. Chairman and Chief Investment Officer of the Advisor.

Maxime C. Baretge, 57, Trustee

         Hastings,  W13,  Barbados,  West  Indies.   President,   P.A.  Pommares
Agencies, S. A. (Luxury Goods Distribution).

Benedict T. Marino, 55, Trustee

144 Fairmount Rd., Ridgewood, NJ 07450. President, BTM Investment Company (private investments) since January, 1995; formerly Managing Director, Donaldson, Lufkin, Jenrette Securities Corp. (securities and investment banking) from 1983-1995.

Garrett R. D'Alessandro,* CFA, 40, President, Secretary and Treasurer

         570 Lexington Ave., New York, NY 10022. President, Chief Executive Officer and Director of Research of the Advisor.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.


         Set forth below is the annual compensation rate payable to the Disinterested Trustees. It is anticipated that the Trustees will waive these fees during the Portfolio's initial fiscal period. Disinterested Trustees will receive an annual retainer of $1,000 and a fee of $500 for each regularly scheduled meeting. Disinterested Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios or any other portfolios of the Trust.


            Name of Trustee                    Total Compensation

           Maxime C. Baretge                           $3,000
           Benedict T. Marino                          $3,000

                                        THE PORTFOLIOS' INVESTMENT ADVISOR

         As stated in the Prospectus, investment advisory services are provided to the Portfolios by Rochdale, pursuant to an Investment Advisory Agreement.

         The Investment Advisory Agreement continues in effect after its initial two year term from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the Portfolios, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either a Portfolio or Rochdale upon sixty days' written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.


         Rochdale has agreed to reduce fees payable to it or reimburse the Portfolios; operating expenses to the extent necessary to limit the Portfolio's ratio of operating expenses to average net assets to no more than 2.50% annually for the Rochdale Magna Portfolio and 2.75% annually for the Rochdale Atlas Portfolio. Any such reduction of fees or payment of expenses may be subject to reimbursement by the Portfolios within the following three years provided that a Portfolio is able to do so and remain in compliance with applicable expense limitations then in effect.


                                           THE PORTFOLIOS' ADMINISTRATOR

         The Portfolios have entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required notice filings necessary to maintain the Portfolios' ability to sell shares in all states where the Portfolios currently do or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio-related expenses; monitor and oversee the activities of the Portfolios' servicing agents (e.g., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Portfolios' daily expense accruals; and perform such additional services as may be agreed upon by the Portfolios and the Administrator. For its services, the Administrator receives a monthly fee from each Portfolio at the annual rate of 0.10% of average daily net assets with a minimum annual fee of $40,000.


                                            THE PORTFOLIOS' DISTRIBUTOR

         Rochdale also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares. The Distribution Agreement between the Portfolios and Rochdale continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days, written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                                        EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, Rochdale determines which securities are to be purchased and sold by the Portfolios and which broker-dealers are eligible to execute the Portfolios' portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of Rochdale, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Portfolios also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolios will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, Rochdale will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to Rochdale that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other service in addition to execution services. Rochdale considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Portfolios, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Portfolios subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Portfolios' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Portfolios, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolios or to Rochdale, even if the specific services were not imputed just to the Portfolios and may be useful to Rochdale in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolios may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Rochdale to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of Rochdale's overall responsibilities to the Portfolios.

         Investment decisions for the Portfolios are made independently from those of other client accounts or mutual funds managed or advised by Rochdale. Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolios and one or more of such client accounts or other funds. In such event, the position of the Portfolios and such client account(s) or other funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or other funds seeks to acquire the same security as a Portfolio at the same time, the Portfolio may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security. Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or other funds simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day's transactions in such security will be allocated between the Portfolio and all such client accounts or other funds in a manner deemed equitable by Rochdale, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.
         The Portfolios do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolios, although the Portfolios may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Portfolios for their customers.

         Subject to overall requirements of obtaining the best combination of price, execution and research services on a particular transaction, the Portfolios may place eligible portfolio transactions through its affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board of Trustees pursuant to the Investment Company Act of 1940 (the "1940 Act") and related rules.

                                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolios' shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rochdale or the Distributor such rejection is in the best interest of the Portfolios, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

         Payments to shareholders for shares of a Portfolio redeemed directly from the Portfolio will be made as promptly as possible but no later than seven days after receipt by the Portfolios' Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Portfolios may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolios not reasonably practicable; or (c) for such other periods as the SEC may permit for the protection of the Portfolios' shareholders. At various times, the Portfolios may be requested to redeem shares for which they have not yet received confirmation of good payment; in this circumstance, the Portfolios may delay payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Portfolios.

         The Portfolios intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Portfolios may make payment partly in securities with a current market value equal to the redemption price. Although the Portfolios do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust and Portfolios have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Portfolio's securities at the time of redemption or repurchase.

         As discussed in the Prospectus, the Portfolios provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Portfolios on a regular basis. All record keeping and custodial costs of the Plan are paid by the Portfolios. The market value of the Portfolios' shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                                           DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolios will be determined once daily at the close of public trading on the New York Stock Exchange, ("NYSE"), currently 4:00 p.m., New York City time, on each day the NYSE is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Portfolios do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of each Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

                                              PERFORMANCE INFORMATION

         From time to time, the Portfolios may state their total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Portfolios' average annual compounded rates of return over the most recent year and the period from the Portfolios' inception of operations. The Portfolios may also advertise aggregate and average total return information over different periods of time. A Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated periods, according to the following formula:

                                     n
                  P(1+T)    =    ERV

                  Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted T = average annual total return n = number of years ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The Portfolios' total returns may be compared to relevant domestic and foreign indices, including those published by Lipper Analytical Services, Inc. From time to time, evaluations of the Portfolios' performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Portfolios.

         Investors should note that the investment results of the Portfolios will fluctuate over time, and any presentation of the Portfolios' total returns for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

                                                GENERAL INFORMATION

         Investors in the Portfolios will be informed of the Portfolios' progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

         State Street Bank & Trust Company acts as Custodian of the securities and other assets of the Portfolios as well as the Portfolios' transfer and shareholder service agent.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Portfolios. The Prospectus of the Portfolios and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                                TAIT,WELLER&BAKER
                          Certified Public Accountants


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of Rochdale Investment Trust
New York, New York


         We have audited the accompanying statement of assets and liabilities of Rochdale Investment Trust (comprising, respectively, the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio) as of June 29, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, a well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio as of June 29, 1998, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
June 29, 1998

                                        Rochdale Investment Trust (Note 1)
                                        Statement of Assets and Liabilities
                                                   June 29, 1998

                                         Rochdale     Rochdale
                                         Magna        Atlas
                                         Portfolio    Portfolio
ASSETS

 Cash                                        $50,000  $50,000

Deferred organization
 expenses (Note 2)                           $37,500  $37,500

 Total Assets                                $87,500  $87,500


LIABILITIES

          Due to Advisor                     $37,500  $37,500


 NET ASSETS                                  $50,000  $50,000

Shares of beneficial interest
outstanding, unlimited
amount authorized                              2,000  2,000

Net asset value, offering and
redemption price per share                    $25.00  $25.00

At June 29, 1998 the components of
 net assets were as follows:

Paid-in capital                             $50,000  $50,000







ROCHDALE INVESTMENT TRUST
NOTES TO STATEMENT OF ASSETS AND LIABILITIES

June 29, 1998

(1) ORGANIZATION

         Rochdale Investment Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares of beneficial interests in separate series. The Trust currently offers shares of beneficial interests in two diversified series, the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio.

         The Trust was organized on March 10, 1998, and between that date and June 29, 1998 the Trust had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.


(2) SIGNIFICANT ACCOUNTING POLICY

DEFERRED ORGANIZATION EXPENSES

         All of the expenses incurred by the Trust in connection with the organization and the registration of the shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years. Certain of the Trust's organization expenses were advanced by Rochdale Investment Management Inc. (the "Advisor") which the Trust will reimburse after operations commence.